EXHIBIT NO. 10-44


                 NEW YORK STATE ELECTRIC & GAS CORPORATION
                     1998 STOCK OPTION AWARD AGREEMENT


     1. Pursuant to the provisions of the 1997 Stock Option Plan, as it may be amended from time to time (hereinafter called the "Plan"), of New York State Electric & Gas Corporation (hereinafter called the "Company"), the Company hereby grants to ________________ (hereinafter called the "Optionee"), subject in all respects to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of _______ shares of Common Stock ($6.66 2/3 Par Value) of the Company at the purchase price of $_____ per share
(hereinafter called the "Option").   Capitalized terms not
defined herein shall have the same definitions as in the Plan.

     2. The Option is a Non-Statutory Stock Option and is intended not to qualify as an Incentive Stock Option under
Section 422 of the Code.

     3. Except as otherwise provided herein, the Option is not exercisable in any part between the time of its grant, February 5, 1998 ("Option Grant Date") and January 1, 1999. Upon the expiration of this period of time and subject to the provisions for termination and acceleration provided herein, the Option will become exercisable in installments as follows: The Option may be exercised on and after January 1, 1999 in aggregate as to no more than 33 1/3% of the total number of shares originally optioned, rounded to the next whole number; on and after January 1, 2000 in aggregate as to no more than 66 2/3% of the total number of shares originally optioned, rounded to the next whole number; and on January 1, 2001 as to all optioned shares which have not previously been exercised. Partial exercises of the Option shall be made only with respect to whole shares of the Company's Common Stock. In no event may the Option granted hereunder be exercised after February 5, 2008 ("Option Expiration Date").

     4. In addition to the grant of the Option hereunder, the Optionee is hereby granted Stock Appreciation Rights in tandem with the Option which entitle the Optionee to receive from the Company, upon the exercise of such Stock Appreciation Rights, an amount equal to the excess of the Fair Market Value of a share of the Company's Common Stock, determined on the date of the exercise, over the exercise price of the Option. Stock Appreciation Rights shall be exercisable under the same terms and conditions contained in Article 3 herein and shall expire on the Option Expiration Date. Upon their exercise, Stock Appreciation Rights shall be settled in cash. The exercise of Stock Appreciation Rights granted shall result in the corresponding cancellation of the Option to the extent of the number of shares of the Company's Common Stock as to which Stock Appreciation Rights are exercised. The exercise of the Option shall result in the corresponding cancellation of the Stock Appreciation Rights to the extent of the number of shares of the Company's Common Stock as to which the Option is exercised. The Option and the Stock Appreciation Rights are collectively referred to hereinafter as "Awards".

     5. Neither the Option nor any right hereunder shall be assignable or transferrable by the Optionee or be subject to any lien, obligation or liability of the Optionee, except that the Option may be transferred:

          (a) by the Optionee by will or the laws of descent and distribution;

          (b) by the Optionee, with the prior written consent of the committee administering the Plan
               ("Committee"), by gift to (i) the Optionee's spouse or a child or grandchild of the Optionee or of the Optionee's spouse, or (ii) a trust or an estate in which the Optionee or the Optionee's spouse or a child or grandchild of the Optionee or of the Optionee's spouse has a substantial interest; and

          (c) by the Optionee, with the prior written consent of the Committee, pursuant to a domestic relations order as defined in Section 414 of the Code, or any successor provision.

     In the event of a transfer, the Option shall continue to be subject to all the terms and conditions contained herein and the Optionee shall remain obligated to pay to the Company, upon the exercise of the Option by the Optionee's transferee, amounts sufficient to satisfy any applicable federal, state and local withholding tax requirements. The Option may not be further transferred by the Optionee's transferee, except by will or the laws of descent and distribution. Moreover, the Committee may require a transferee who acquires the Option pursuant to Subsections (b) or (c) above to furnish to the Company, as a condition to the issuance of shares upon the exercise of the Option, an agreement (in such form as the Committee may specify) that is executed by the transferee and that contains such provisions, including representations and restrictions as to the transferability of the shares, as are required by the Committee.

     In the event of the termination of the employment of the Optionee, the Option shall be exercisable by the Optionee's transferee only to the extent specified, and during the applicable periods set forth, in Section 11 hereof.

     A transfer of all or any portion of the Option shall result in the concurrent transfer of the related tandem Stock
Appreciation Rights. Stock Appreciation Rights may not be transferred by themselves.

     6. Unless otherwise provided by the Committee, the Option, or any portion thereof, shall be exercised by a written notice (in such form as the Committee may specify) that is addressed to the Secretary of the Company and that specifies the number of shares with respect to which it is being exercised and the total exercise price. The written notice shall be accompanied by the payment of the exercise price in cash or the equivalent payable to the Company, or, unless otherwise provided by the Committee, by tendering (either actually or by delivery of a Committee-approved form attesting to stock ownership) previously acquired shares of the Company's Common Stock which are owned by the Optionee (or the Optionee's transferee) and which are not subject to any pledge or other security interest, or by any combination of the foregoing. With respect to shares tendered in lieu of the payment of cash or cash equivalents, such shares shall be valued on the basis of their Fair Market Value on the date of exercise. Unless otherwise provided by the Committee, an Option shall not be deemed exercised until the date ("Exercise Date") that both a written notice of exercise and the payment of the exercise price in the form required herein is provided to the Company in accordance with the provisions of Section 10 hereof.

     The Committee, in its sole discretion, may, in lieu of delivering shares covered by the exercised Option, settle the exercise of the Option by means of a cash payment to the Optionee (or the Optionee's transferee) equal to the difference between the Fair Market Value of the Company's Common Stock determined on the Exercise Date and the Option Price. The Committee shall at the same time return to the Optionee (or the Optionee's transferee) any payment for the shares covered by the Option.

     Unless otherwise provided by the Committee, (i) the Stock Appreciation Rights shall be exercised by delivery of a written notice that is addressed to the Secretary of the Company and that specifies the number of shares with respect to which the Stock Appreciation Right is being exercised, and (ii) the Exercise Date with respect to a Stock Appreciation Right shall be the date the written notice of exercise of the Stock Appreciation Right is provided to the Company in accordance with the provisions of
Section 10 hereof.

     7. As a condition to the issuance of shares of Common Stock of the Company under the Option, the Optionee shall remit (or cause to be remitted) to the Company an amount sufficient to satisfy any applicable federal, state and local withholding tax requirements. An Optionee may, totally or in part, satisfy this obligation by electing to have shares withheld (with the consent of the Optionee's transferee, in the event the Option is exercised by a transferee) or by delivering other shares having a Fair Market Value equal to the amount required to be withheld, provided that this election is made in writing on or prior to the date of the exercise of the Option. The Fair Market Value of any shares so withheld or delivered shall be determined as of the date the taxes are required to be withheld.

     8. Except as otherwise provided herein, to the extent that all or any portion of the exercise price, or taxes incurred in connection with the exercise of the Option, are paid by the Optionee by surrendering shares of the Company's Common Stock (or, in the case of the payment of taxes, by the withholding of shares) then, concurrently with such surrender or withholding, the Optionee shall be granted as an additional option a replacement option, subject in all respects to the provisions of the Plan, including but not limited to Article V thereof. The replacement option, to the extent permissible, shall cover the number of shares of the Company's Common Stock surrendered to pay the exercise price plus the number of shares surrendered or withheld to satisfy the Optionee's tax liability and shall have an exercise price equal to 100% of the Fair Market Value of the Company's Common Stock determined on the date such replacement option is granted. The replacement option shall not be exercisable for six months from the date of its grant and shall expire on the Option Expiration Date. No replacement option shall be issued after August 5, 2007. Replacement options shall be issued with respect to options which are themselves replacement options. Notwithstanding the foregoing, neither the surrender of shares in connection with the exercise of the Option (or a replacement option) by the Optionee's transferee, nor the surrender or withholding of shares in connection with the payment of any taxes incurred with respect to such an exercise, shall result in the grant of a replacement option to any party.

     9. The Company shall, on or as soon as practicable after the date of the exercise of all or a portion of the Option, deliver to the Optionee (or the Optionee's transferee) a certificate or certificates for the appropriate number of shares of the Company's Common Stock (or in the event that the Company is using a book entry system, make the appropriate book entry). Notwithstanding anything to the contrary contained in the Plan or this Agreement, the Company shall not be required to issue shares of Common Stock until all applicable legal, listing, registration and regulatory requirements or approvals relating to the issuance have been satisfied or obtained. The shares of the Company's Common Stock issued upon the exercise of an Option may not be transferred except in accordance with all applicable federal and state securities laws, rules and regulations. Certificates issued to transferees of the Optionee may contain legends reflecting any restrictions on transferability imposed by the Company in order to comply with such laws, rules and regulations. The Company shall not be required to register any shares issued to any transferees of the Optionee.

     10. All notices under this Agreement shall be in writing. Notices, other communications and payments provided for in this Agreement shall be deemed to have been duly given or made when delivered in person or when mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the Company at the address set forth below or to the Optionee at the address set forth on the signature page of this Agreement or to such substitute address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                    Corporate Secretary
                    New York State Electric & Gas Corporation
                    4500 Vestal Parkway East
                    Binghamton, New York  13902

     11.  Termination of Employment.

          (a) In the event that the Optionee ceases to be an employee of the Company by reason of death, retirement, or permanent disability, the Awards may be exercised by the Optionee or by the Optionee's legal representative or representatives or by the persons entitled to do so under the Optionee's will or the laws of descent and distribution, to the extent the Awards are then otherwise exercisable, during the one-year period following the date the Optionee ceases to be an employee of the Company, but not after the expiration of such period.

          (b) In the event that the Optionee ceases to be an employee of the Company by reason of termination by the Company of the Optionee's employment for cause (as determined in the sole discretion of the Committee), the Awards shall expire to the extent that they are unexercised at the time of such termination of employment.

          (c) In the event that the Optionee ceases to be an employee of the Company for any reason other than death, retirement, permanent disability or termination of employment by the Company for cause, the Awards shall expire to the extent that they are unexercised at the time such Optionee ceases to be an employee of the Company unless otherwise determined by the Committee in its sole discretion.

     12. In the event of any change in the number of outstanding shares of the Company's Common Stock or the Common Stock price by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination, exchange of shares or other similar corporate change, then in any such event the number and kind of shares subject to the Awards and the exercise price per share may be appropriately adjusted consistent with such change in such manner as the Committee in its sole discretion may deem equitable. Any adjustments made by the Committee shall be conclusive and binding for all purposes of the Plan.

     In the event of the dissolution or complete liquidation of the Company, or upon a reorganization, merger or consolidation of the Company which results in the outstanding shares of the Company's Common Stock subject to this Option being changed into or exchanged for property (including cash), rights or securities not issued by the Company, or any combination thereof, or the sale of all or substantially all of the Company's assets to, or the acquisition of shares of the Company representing more than seventy-five percent (75%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Awards shall terminate, unless provision is made in writing in connection with such transaction for the assumption of the Awards, or the substitution for the Awards of an award covering the shares of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments in accordance with the provisions hereinabove as to the number and kind of shares awarded and their exercise price, in which event the Awards shall continue in the manner and under the terms so provided.

     Notwithstanding anything to the contrary contained herein, in the event of the formation of a holding company ("Holding Company") over New York State Electric & Gas Corporation pursuant to a binding share exchange, the Awards shall, without further action, be deemed to be converted into awards covering the equivalent number of shares of the Holding Company, with the same terms and conditions as set forth herein.

     In such event, the references to "Company" in Sections 11 and 13 hereof shall be to the "Holding Company and its affiliates" and the references to "Company" in the other sections of this Agreement shall be to the "Holding Company".

     13. The Awards shall not confer upon the Optionee any right with respect to the continuance of employment with the Company, nor shall it affect any right which the Company may have to terminate the employment of the Optionee.

     14. The Optionee (or Optionee's transferee) shall not be entitled to the rights of a stockholder with respect to any shares of the Company's Common Stock subject to the Option prior to the date of issuance of a certificate or certificates for such shares (or in the event that the Company is using a book entry system, the date the Company makes the appropriate book entry). No adjustment shall be made for dividends or distributions or other rights with respect to such shares for which the record date is prior to the date the stock certificate or certificates are issued (or appropriate book entry is made).

     15. A copy of the Plan has been delivered to the Optionee prior to the execution hereof and is on file at the Company's corporate offices in Binghamton and Ithaca, New York.

     16. This Agreement shall be governed by the laws of the State of New York, other than its conflicts of laws provisions. In the event of an inconsistency between any term of the Plan and any term of this Agreement, the terms of the Plan shall govern.

     17. Notwithstanding anything to the contrary contained in any other Section of this Agreement, the Options and Stock
Appreciation Rights granted hereunder shall become immediately exercisable upon the occurrence of a Potential Change in Control.

     For purposes of this Section 17, the following terms shall have the meanings indicated below:

          (a) "Beneficial Owner" shall have the meaning defined in Rule 13d-3 of the Exchange Act.

          (b) A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

               (i)  any Person is or becomes the Beneficial
                    Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

               (ii) during any period of two consecutive years (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph (I), (III) or (IV) of this Change in Control definition or a director whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitations of proxies or consents by or on behalf of a Person other than the Board) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

               (iii)the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a
                    merger or consolidation which would result in the voting securities of the Company out-standing immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

               (iv) the shareholders of the Company approve a
                    plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

               (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (d)  A "Person" shall have the meaning given in
          Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (e) A "Potential Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

          (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

               (ii) the Company or any Person publicly announces
                    an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

               (iii)any Person (x) is or becomes the Beneficial
                    Owner, directly or indirectly, (y) discloses directly or indirectly to the Company (or publicly) a plan or intention to become the Beneficial Owner, directly or indirectly, or
                    (z) makes a filing under the Hart Scott
                    Rodino Antitrust Improvements Act of 1976, as amended, with respect to securities to become the Beneficial Owner, directly or indirectly, of securities of the Company representing 9.9% or more of the combined voting power of the Company's then outstanding securities; or

               (iv) the Committee adopts a resolution to the
                    effect that, for purposes of this Agreement, a Potential Change in Control has occurred.



                        NEW YORK STATE ELECTRIC & GAS CORPORATION


                        By:_____________________________________
                               Vice President and Secretary

Dated:  February 5, 1998

ACCEPTED AND AGREED TO:

Optionee acknowledges receipt of a copy of the Plan and represents that Optionee is familiar with the terms and provisions contained therein. Optionee hereby accepts the Awards subject to all of the terms and provisions of the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee as to any questions arising under the Plan, the Option and the Stock
Appreciation Rights.



__________________________